UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2009

INDEPENDENT BANCSHARES, INC.

(Exact name of registrant as specified in charter)

Florida	000-51920
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

60 SW 17th Street, Ocala, Florida	34471
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 622-2377

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers

On October 6, 2009, Digvijay L. Gaekwad resigned as a director of the Company and on October 21, 2009, David A. Dizney and Robert A. Ellinor each resigned as directors of the Company.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None

(b)	Pro forma financial Information. None

(c)	Exhibits. None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT BANCSHARES, INC.

By:	/s/ MARK A. IMES
Mark A. Imes
President and Chief Executive Officer

Date: October 26, 2009

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